UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2015

Spark Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32750 (Commission File Number)	20-8901733 (IRS Employer Identification No.)

11150 Santa Monica Boulevard, Suite 600 Los Angeles, California (Address of principal executive offices)	90025 (Zip Code)

(310) 893-0550
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 15, 2015, Spark Networks, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K dated October 15, 2015 (the “Form 8-K”), in connection with the Company’s acquisition of Smooch Labs Inc. (“Smooch”). This Current Report on Form 8-K/A amends Item 9.01 of the Form 8-K to present certain historical financial statements of Smooch and certain unaudited pro forma financial information of the Company relating to the effects of the acquisition and should be read in conjunction with the Form 8-K.

Item 9.01.Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The audited historical financial statements of Smooch as of December 31, 2014 and for the period from January 6, 2014 (inception) through December 31, 2014 and related notes to the financial statements along with the unaudited financial statements of Smooch as of and for the nine months ended September 30, 2015 and 2014 and related notes to the financial statements are filed as Exhibit 99.2 and Exhibit 99.3, respectively, to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma financial statements of the Company for the nine months ended September 30, 2015 and for the year ended December 31, 2014, which have been prepared to give effect to the acquisition, are filed as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated herein by reference. The unaudited pro forma financial statements are presented for informational purposes only and do not purport to represent what the Company’s results of operations or financial position would have been had the transactions reflected occurred on the dates indicated or to project the Company’s financial position as of any future date or the Company’s results of operations for any future period.

(d)Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger.*
23.1	Consent of Grant Thornton LLP.
99.1	Press Release dated October 14, 2015.*
99.2	Audited financial statements as of December 31, 2014 and for the period from January 6, 2014 (inception) through December 31, 2014 and related noted to the financial statements.
99.3	Unaudited financial statements as of and for the nine months ended September 30, 2015 and 2014.
99.4	Unaudited pro forma financial statements as of and for the nine months ended September 30, 2015 and for the year ended December 31, 2014.

*Previously Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARK NETWORKS, INC.

Dated: December 28, 2015	By:	/s/ Robert W. O’Hare
Robert W. O’Hare
Chief Financial Officer
(Principal financial officer and duly authorized signatory)

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger.*
23.1	Consent of Grant Thornton LLP.
99.1	Press Release dated October 14, 2015.*
99.2	Audited financial statements as of December 31, 2014 and for the period from January 6, 2014 (inception) through December 31, 2014 and related noted to the financial statements.
99.3	Unaudited financial statements as of and for the nine months ended September 30, 2015 and 2014.
99.4	Unaudited pro forma financial statements as of and for the nine months ended September 30, 2015 and for the year ended December 31, 2014.

*Previously Filed